UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22626

Salient Midstream & MLP Fund

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, SUITE 800, HOUSTON,	TX 77027
(Address of principal executive offices)	(Zip code)

Gregory A. Reid Salient Midstream & MLP Fund 4265 San Felipe, Suite 800 Houston, TX 77027	With a copy to: George J. Zornada K & L Gates LLP State Street Financial Center One Lincoln St. Boston, MA 02111-2950 (617) 261-3231

(Name and address of agent for service)

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 11/30/12

Date of reporting period: 05/31/12

Item 1.	Reports to Stockholders.

Salient Midstream & MLP Fund

Semiannual Report to Stockholders

For the Period May 24, 2012 through May 31, 2012

Management Discussion of Fund Performance (Unaudited)

July 13, 2012

Dear Fellow Stockholders:1

It has been approximately one month since our initial public offering (“IPO”) on May 24, 2012 and we are pleased to provide you with our first update on the Fund’s investments and performance since inception. As a reminder, the Salient Midstream & MLP Fund priced its IPO on May 24, 2012 at $20.00 per share and received net proceeds of $171.5 million from the IPO, which includes the net proceeds from the sale of nine million shares.

We are pleased to report that we anticipate being fully invested by July 30, 2012, using a 25% leverage target based on our total assets. As of June 30, 2012, the Fund had investments at a market value of $173.1 million and the Fund’s total investments by category, as of June 30, 2012, are shown in the pie chart below:

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Immediately following the IPO, the Fund’s net asset value (NAV) totaled $19.06 per share, which represents the offering price less underwriting discounts and other offering expenses. On June 30, 2012, the Fund’s NAV was $19.22.2 The Fund’s Top 10 holdings are shown below, as of June 30, 2012:

Company	Sector	Shares	Amount (in millions)	Percent of Gross Assets
Enterprise Products Partners LP**	MLP	424,000	$21.7	11.3%
Williams Companies, Inc	Midstream Company	509,000	$14.6	7.7%
Kinder Morgan Management, LLC	MLP Affiliate	191,400	$14.0	7.3%
Plains All American Pipeline, LP*	MLP	152,000	$12.2	6.4%
Kinder Morgan, Inc	Midstream Company	254,000	$8.1	4.3%
Energy Transfer Equity, LP*	MLP	182,000	$7.4	3.9%
Crosstex Energy LP	MLP	383,451	$6.2	3.3%
Crosstex Energy, Inc	Midstream Company	448,388	$6.2	3.3%
Enbridge Energy Management LLC	MLP Affiliate	180,100	$5.7	3.0%
Capital Product Partners LP***	Marine Midstream	622,222	$5.4	2.9%

* Held indirectly through the wholly owned C-Corporation, Salient Midstream & MLP Fund, Inc.

** A portion of the shares are held indirectly through the C-Corporation.

*** Convertible preferred shares.

Note: These holdings include restricted and unrestricted shares. The numbers above are unaudited and have been rounded.

Source: Salient Capital Advisors, LLC, June 30, 2012.

The Fund recently announced its first distribution of $0.325 per share payable in late August which represents a 6.5% yield on the Fund’s $20.00 initial public offering price.

Year-to-Date Market Review and Outlook

Between November 30, 2011 (the Fund’s fiscal year-end) and May 31, 2012, the Alerian MLP Index (AMZ)3 generated a total return of 2.0%, however, there was a significant amount of volatility during this period. For the first three months (December 2011 through February 2012), the index was up 12.3% as central bank stimulus programs, positive economic data, and a lack of bad news emanating from Europe led equity markets higher. The March 2012 through May 2012 period saw declining prices for crude oil (down 19.2%) and natural gas (down 7.4%), as well as weaker U.S. economic data and renewed concerns over the European sovereign debt problems.4 As a result of those factors, the AMZ fell 9.2% during the period.5

Looking forward, we feel there is a positive outlook for MLPs and other energy infrastructure investments. From a long-term perspective, the continuing growth in domestic oil, natural gas, and natural gas liquids (NGL) production will require additional midstream infrastructure, which offers the opportunity to provide potential long-term growth opportunities for the partnerships and companies in which we invest. In addition, we believe that the approximate 6.6% yield of MLPs appears attractive relative to other yield investments and may continue to attract yield-seeking investors in the current low interest rate environment.

2 Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. The data shown are unaudited. Returns do not reflect the deduction of taxes that stockholders may have to pay on Fund distributions or upon the sale of Fund shares.

3 The Alerian MLP Index is a composite of the 50 most prominent energy MLPs that provides investors with a comprehensive benchmark for this emerging asset class. Past performance is not necessarily indicative of how the Index will perform in the future. Index performance does not reflect the deduction of fees or expenses. Note that an investor cannot invest directly in the Index.

4 Source: FactSet, June 2012.

5 Alerian Capital Management, June 2012.

From a valuation perspective, the weakness over the past three months has created attractive valuation levels in terms of both cash flow multiples and yield spreads. Cash flow multiples have declined from 12.1x on November 29, 2011 to 9.9x on May 31, 2012 as compared to an average of 11.0x since June 1996 when the AMZ was launched. The AMZ yield spread versus the 10-Year Treasury has widened by 55 basis points, due primarily to the rapidly falling yield on the 10-Year Treasury. As of May 31, 2012, the yield spread stood at 503 basis points as compared to 448 basis points on November 30, 2011 and the historical average of 315 basis points since 1996. At current levels, the yield spread is outside of a one standard deviation range, as shown in the graph below. Historically, MLP returns have been greater than 25% in the ensuing 12 months when yield spreads have been outside of the one standard deviation range.6

6 Past performance is no guarantee of future results. Please note: an investor cannot invest directly in an index. Index performance does not reflect the deduction of fees and expenses.

Summary

We believe the Fund’s first month of operations has gone well, and we remain optimistic about the second half of 2012. We believe valuations for MLPs and Midstream Companies remain attractive and we continue to forecast low double-digit returns for both sectors during the next few years. We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientmlpfund.com for the latest updates and sign up to receive email alerts on future press releases by the Fund.

Please note that this letter, including the financial information herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President and Chief Executive Officer

MLP Business, Salient Capital Advisors, LLC

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments

May 31, 2012

(Unaudited)

	Shares/Units	Fair Value

Master Limited Partnerships and Related Companies—51.2%
Coal—3.4%
United States—3.4%
Alliance Holdings GP, L.P.	54,000	$2,244,780
Penn Virginia Resource Partners, L.P.	148,000	3,435,080

		5,679,860

Crude/Refined Products Pipelines—21.1%
United States—21.1%
Kinder Morgan Management, LLC	143,000	10,157,290
Kinder Morgan, Inc.	213,000	7,282,470
Magellan Midstream Partners, L.P.(1)	24,000	1,651,440
Plains All American Pipeline, L.P.(1)	70,000	5,497,100
Rose Rock Midstream, L.P.	48,601	1,155,732
The Williams Companies, Inc.	332,000	10,135,960

		35,879,992

Diversified Pipelines—1.3%
Canada—1.3%
TransCanada Corp.	55,000	2,250,600

		2,250,600

Natural Gas Gathering/Processing—9.9%
United States—9.9%
Crosstex Energy, Inc.	342,000	4,620,420
Crosstex Energy, L.P.	285,000	4,443,150
MarkWest Energy Partners, L.P.	44,000	2,109,360
Targa Resources Corp.	78,000	3,458,520
Targa Resources Partners, L.P.	56,000	2,196,320

		16,827,770

Natural Gas/Natural Gas Liquids Pipelines—13.0%
United States—13.0%
El Paso Pipeline Partners, L.P.	104,000	3,412,240
Energy Transfer Equity, L.P.(1)	88,000	3,197,040
Enterprise Products Partners, L.P.(1)	200,000	9,752,000
Regency Energy Partners, L.P.	153,000	3,292,560
Spectra Energy Partners, L.P.	86,000	2,469,060

		22,122,900

Shipping—2.5%
Republic of the Marshall Islands—2.5%
Teekay LNG Partners, L.P.	60,000	2,238,600
Teekay Offshore Partners, L.P.	33,173	918,892

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments, continued

May 31, 2012

(Unaudited)

	Shares/Units	Fair Value

Navios Maritime Partners, L.P.	84,000	$1,138,200

		4,295,692

Total Master Limited Partnerships and Related Companies (Cost $88,451,973)		$87,056,814

Total Investments—51.2% (Cost $88,451,973)		87,056,814
Other Assets and Liabilities—48.8%		83,134,749

Total Net Assets Applicable to Common Stockholders—100.0%		$170,191,563

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common stockholders.
(1)	These securities are held by the Salient Midstream & MLP Fund, Inc. (the “Subsidiary”).

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Assets, Liabilities and Stockholders’ Equity

May 31, 2012

(Unaudited)

Assets:
Investments at fair value (cost $88,451,973)	$87,056,814
Cash and cash equivalents	140,135,716
Interest receivable	77

Total assets	227,192,607

Liabilities:
Payable for investments purchased	56,647,719
Due to Adviser—offering costs	299,970
Investment Management Fees payable	32,815
Trustee Fees payable	1,658
Accounts payable and accrued expenses	18,882

Total liabilities	57,001,044

Net assets applicable to common stockholders	$170,191,563

Net Assets Applicable to Common Stockholders:
Par value (9,005,000 shares authorized)	$90,050
Paid-in capital	171,549,950
Accumulated net investment loss	(53,278)
Net unrealized depreciation on investments	(1,395,159)

Net assets applicable to common stockholders	$170,191,563

Net Asset Value:
Net assets applicable to common stockholders	$170,191,563
Common shares outstanding	9,005,000

Net Asset Value per common share outstanding	$18.90

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Operations

For the Period May 24, 2012(1) through May 31, 2012

(Unaudited)

Investment Income:
Interest income	$77

Operating Expenses:
Investment management fees	39,378
Administration fees	3,003
Trustees fees	1,658
Professional fees	8,390
Other expenses	7,489

Total Expenses	59,918

Less expenses reimbursed by the Adviser	(6,563)

Net Expenses	53,355

Net Investment Loss	(53,278)

Unrealized Loss:
Change in unrealized appreciation/depreciation from investments	(1,395,159)

Net unrealized loss from investments	(1,395,159)

Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(1,448,437)

(1)	Commencement of operations.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Changes in Net Assets

For the Period May 24, 2012(1) through May 31, 2012

(Unaudited)

Operations:
Net investment loss	$(53,278)
Change in unrealized appreciation/depreciation from investments	(1,395,159)

Net decrease in net assets applicable to common stockholders resulting from operations	(1,448,437)

Capital Stock Transactions:
Proceeds from initial public offering of 9,000,000 common shares	180,000,000
Underwriting discounts and offering expenses associated with the issuance of common stock	(8,460,000)

Net increase in net assets applicable to common stockholders from capital stock transactions	171,540,000

Total increase in net assets applicable to common stockholders	170,091,563
Net Assets:
Beginning of period	100,000

End of period	$170,191,563

Accumulated net investment loss	$(53,278)

(1)	Commencement of operations.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Financial Highlights

For the Period May 24, 2012(1) through May 31, 2012

(Unaudited)

Per Common Share Data:(2)
Public offering price	$20.00
Income from Investment Operations:
Net investment loss	(0.01)
Net unrealized loss from investments	(0.15)

Net decrease resulting from operations	(0.16)

Underwriting discounts and offering costs on issuance of common shares(3)	(0.94)

Net Asset Value, end of period	$18.90

Per common share market value, end of period	$20.05

Total Investment Return Based on Market Value(4)(5)	0.25%

Ratios to Average Net Assets:(6)
Net investment loss	(1.63)%
Gross operating expenses	1.83%
Net operating expenses	1.63%
Supplemental Data:
Portfolio turnover(4)	0.00%
Net assets applicable to common stockholders, end of period (000’s)	$170,192

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the dilution per common share from underwriting and other offering costs for the period.
(4)	Not annualized for periods less than one year.
(5)

Total investment return is calculated assuming a purchase of common shares at the initial public offering price and a sale at the closing price on the last day of the period reported (excluding brokerage commissions).

(6)	Annualized for periods less than one year.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements

May 31, 2012

(Unaudited)

(1) ORGANIZATION

Salient Midstream & MLP Fund (the “Fund”) is a newly-organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. On April 16, 2012, the Fund issued 5,000 shares in the amount of $20.00 per share in exchange for $100,000 of seed capital. The Fund has authorized 9,005,000 common shares of beneficial interest (“Shares”), which may be issued in more than one class or series. The Fund commenced operations on May 24, 2012. The Fund’s Shares are listed on the New York Stock Exchange under the symbol “SMM.”

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to stockholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of midstream companies and master limited partnerships (“MLPs”).

The board of trustees (the “Board” and each member a “Trustee”) is authorized to engage an investment adviser and it has selected Salient Capital Advisors, LLC (the “Adviser”) to manage the Fund’s portfolio and operations pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Texas limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts with service providers, which also provide for indemnifications by the Fund. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects that risk of loss to be remote.

The Fund may invest up to 25% of its total assets in the Salient Midstream & MLP Fund, Inc., a wholly- owned subsidiary (the “Subsidiary”). The Subsidiary, which is organized under the laws of the state of Delaware, is controlled by the Fund, and is therefore consolidated in the Fund’s financial statements. The Subsidiary was formed on April 27, 2012 and has been consolidated since its formation. The Fund invests in the Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”).

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying consolidated financial statements reflect the financial position of the Fund and the Subsidiary and the results of their operations on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the New York Stock Exchange.

The Fund’s Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser Valuation Committee (as defined below) of the Fund’s valuation policies that the Board of the Fund has approved for purposes of determining the value of securities held by the Fund.

The Board has also authorized the establishment of a valuation committee of the Adviser (“Adviser Valuation Committee”). The function of the Adviser Valuation Committee, subject to oversight of the Board Valuation Committee and the Fund’s Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Fund’s and Subsidiary’s Independent Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments currently held by the Fund are valued as follows:

•

EQUITIES—The Fund intends to primarily own securities that are listed on securities exchanges or that are actually traded in over-the-counter markets. The Fund will value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be the mean of the closing bid and asked prices on the valuation day on the relevant exchange. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

A publically traded equity security acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or 2 in the fair value hierarchy based on the level of inputs utilized in determining the value of such investments.

(e) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund and Subsidiary invest in MLPs receiving partnership taxation treatment

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

under the Internal Revenue Code of 1986 (the “Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gains from the sale or disposition of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) INVESTMENT INCOME

Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLP.

(g) USE OF ESTIMATES

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(h) OFFERING COSTS

Offering costs related to the issuance of common stock were charged to paid-in capital when the stock was issued. Offering costs (excluding underwriter discounts and commissions) of $360,000 related to the issuance of common stock were charged to paid-in capital during the period ended May 31, 2012.

(i) DISTRIBUTIONS TO STOCKHOLDERS

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) in order to qualify as a RIC. If so qualified, the Fund will not be subject to federal income tax to the extent is distributes substantially all of its net investment income and net capital gains to its stockholders.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

The Fund intends to make quarterly distributions to stockholders. Net realized capital gains, if any, will be distributed annually. Distributions from net realized gains may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to stockholders are recorded on the ex-dividend date. The Fund may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

Each stockholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income dividends and capital gains distributions automatically reinvested in Shares, unless a stockholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, stockholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the stockholder not participated in the DRIP.

The character of distributions made during the period from net investment income or net capital gains may differ from its ultimate characterization for federal income tax purposes. For the period ended May 31, 2012, the Fund made no distributions.

(j) RETURN OF CAPITAL ESTIMATES

Distributions received from the Fund’s investments in MLPs generally are composed of income, capital gains and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

(k) FEDERAL AND OTHER TAXES

The Subsidiary, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Subsidiary includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Subsidiary has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Subsidiary. A valuation allowance will be established if it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment of a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Subsidiary’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

For the current open tax year and for all major jurisdictions, management of the Subsidiary has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Subsidiary is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

The Subsidiary may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Subsidiary modifies its estimates or assumptions regarding the deferred tax liability.

The Subsidiary’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The current tax year remains open and subject to examination by tax jurisdictions.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary categorization as of May 31, 2012, based upon the three levels defined above. The breakdown by category of equity securities is disclosed on the Consolidated Schedule of Portfolio Investments.

	Level 1	Level 2	Level 3	Total Investments
Master Limited Partnerships and Related Companies	$87,056,814	$—	$—	$87,056,814

(4) FEDERAL INCOME TAXES

The Fund’s tax cost as of May 31, 2012, was $88,451,973, resulting in accumulated net unrealized depreciation of $1,395,159, consisting of $329,414 in gross unrealized appreciation and $1,724,573 in gross unrealized depreciation.

As of May 31, 2012, the Fund did not have any tax position that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax returns are open for examination by tax authorities for a period of three years from the date such returns were filed.

The Subsidiary invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Subsidiary reports its allocable share of the MLP’s

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

taxable income in computing its own taxable income. The Subsidiary’s tax expense or benefit is included in the Consolidated Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

(5) INVESTMENT TRANSACTIONS

For the period ended May 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $88,451,973 and $0, respectively.

(6) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Fund will pay the Independent Administrator a monthly administration fee computed at an annual rate of 0.055% if the Fund’s average net assets for the month are equal to or less than $300 million. If the Fund’s average net assets for the month are greater than $300 million, the Fund will pay the Independent Administrator at a rate of 0.045% of the Fund’s average net assets. The minimum annual fee is $150,000. The Independent Administrator also provides the Fund with legal, compliance, custody and other investor-related services. The Fund pays the custodian monthly based on an annual fee of 0.004% on average daily market value, plus transaction costs.

(7) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser, under the terms of the Investment Management Agreement between the Adviser and the Fund, the Fund pays the Adviser a management fee at an annualized rate, based on the average monthly net assets (excluding any liabilities related to borrowings) of the Fund of 1.20%. The fee is accrued and payable monthly.

The Adviser has contractually agreed to waive and/or reimburse the Fund for its management fee in an amount equal on an annual basis to 0.20% of the Fund’s average monthly net assets (excluding any liabilities related to borrowings) until May 31, 2014.

(8) RISK CONSIDERATIONS

The following summary of certain common principal risk footnotes is not meant to be comprehensive of all the Fund’s risks.

General Market Risk

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

Concentration Risk

The Fund’s investment portfolio will be concentrated in MLPs and midstream companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and midstream companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

(9) COMMON STOCK

The Fund has 9,005,000 shares of capital stock authorized of $0.01 par value and 9,005,000 shares outstanding at May 31, 2012. Transactions in common stock for the period May 24, 2012 through May 31, 2012 were as follows:

Shares at May 24, 2012 (commencement of operations)	5,000
Shares sold through initial public offering	9,000,000

Shares at May 31, 2012	9,005,000

(10) SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of May 31, 2012.

On June 8, 2012 the Fund entered into a $71,000,000 secured revolving credit facility with Bank of America Merrill Lynch. Outstanding loan balances accrue interest daily at an annual rate equal to the one month London Interbank Offered Rate (“LIBOR”) plus 0.75% and undrawn amounts above a certain threshold are subject to a commitment fee.

On June 8, 2012, the Subsidiary entered into a $24,000,000 secured revolving credit facility with Bank of America Merrill Lynch. Outstanding loan balances will accrue interest daily at an annual rate equal to the one month LIBOR plus 0.75% and undrawn amounts above a certain threshold are subject to a commitment fee.

On July 6, 2012, the over-allotment option of the Fund was exercised. The subsequent issue called for an additional 459,100 Fund shares to be issued with net proceeds of $8,750,446 ($9,182,000 gross proceeds less $413,190 of underwriter discounts and $18,364 of offering costs).

SALIENT MIDSTREAM & MLP FUND

Supplemental Information

May 31, 2012

(Unaudited)

Director and Officers

The Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints the officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Director and Officer Compensation

The Fund pays each Trustee who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $15,000. Such compensation shall encompass attendance and participation at all Board meetings, and any Committee meetings thereof, including telephonic meetings.

Form N-Q Filings

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 of any year will be made available on or around August 30 of that year (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available upon request without charge by calling (800) 809-0525 or by visiting the Securities and Exchange Commission website at http://www.sec.gov.

Certifications

The Fund’s Chief Executive Officer will be submitting to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual, no more than 30 days after the annual stockholder meeting.

Privacy Policy

The Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

May 31, 2012

(Unaudited)

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Fund’s service providers, including the Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Board Consideration of the Investment Management Agreement

At the in-person Organizational Meeting of the Board of the Fund held on April 17, 2012, the Board, including the Independent Trustees, considered and approved the Investment Management Agreement (the “Advisory Agreement”) between the Fund and the Adviser. In preparation for review of this agreement, the Board requested the Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreement. The Trustees used this information, as well as other information that the Adviser and other service providers submitted to the Board, to help them decide whether to approve the Advisory Agreement. The Board also received a detailed memorandum from K&L Gates, counsel to the Fund and the Board, regarding the responsibilities of the Board members in connection with their consideration of the Advisory Agreement. The Independent Trustees were assisted at all times by independent legal counsel.

As discussed below, the Board considered many factors and a significant amount of information in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be approved. The Board was advised by independent legal counsel to the Fund with respect to its deliberations regarding the approval of the Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the approval of the Advisory Agreement. The determination to approve the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. It is important to recognize that individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

The nature, extent and quality of the advisory services provided. With respect to the Advisory Agreement, the Board considered: the background and experience of key investment personnel and the Advisor’s

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

May 31, 2012

(Unaudited)

ability to retain them; the Advisor’s focus on analysis of complex asset categories; the Advisor’s disciplined investment approach and commitment to investment principles; the Advisor’s significant investment in and commitment to personnel, including additional hiring and extensive training; the Advisor’s significant compliance and tax reporting efforts, and oversight of sales; and, the Advisor’s oversight of and interaction with service providers.

The Board concluded that the nature, extent and quality of the management and advisory service provided were appropriate and thus supported a decision to approve the Advisory Agreement.

The cost of advisory service provided and the level of profitability. In analyzing the cost of services and profitability of the Advisor, the Board considered the revenues earned and expenses, noting that the analysis necessarily was based on estimates and projections of Fund asset accumulation, and that the Board would be able to make a much more complete assessment following the commencement of actual operations following the initial two-year period of the Advisory Agreement. The Board took into account the significant investment by and cost to the Adviser regarding service infrastructure to support the Fund and its investors. On the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory and related services, the relatively unique, and highly specialized, nature of the Fund’s investment program, the Adviser’s financial information, and the estimated costs associated with managing the Fund, the Board concluded that the level of investment management fees is appropriate in light of the services to be provided, the management fees and estimated overall expense ratios of comparable investment companies.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. While noting that the management fees will not decrease as the level of Fund assets increase, the Board concluded that the management fees are reasonable, reflect the Fund’s complex operations, and that the Fund is modest in size. The Board noted that it will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Adviser, in the future.

Benefits (such as soft dollars) to the Advisor from its relationship with the Fund. The Board concluded that other benefits derived by the Advisor from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its stockholders. In this regard, the Board noted that the Advisor does not realize “soft dollar” benefits from its relationship with the Fund.

Other considerations. The Board determined that the Adviser has made a substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of investor service, and as well as the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its stockholders.

Salient® Midstream & MLP Fund

4265 San Felipe, 8th Floor
Houston, Texas 77027
Toll-Free: 800-809-0525

NYSE: SMM

05/31

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
5/24/12-5/31/12	—	—	—	$—

Total	—	—	—	$—

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Salient Midstream & MLP Fund

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid Chief Executive Officer

Date:	July 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid Chief Executive Officer

Date:	July 31, 2012

By (Signature and Title)	/s/ John E. Price
John E. Price Principal Financial Officer

Date:	July 25, 2012